Debt Financing	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Debt Disclosure [Abstract]
Debt Financing

6. Debt Financing

On February 20, 2020, the Company entered into a Loan Agreement pursuant to which the lender made term loans to the Company in an aggregate principal amount of $10.0 million. Borrowings under the Loan Agreement were collateralized by substantially all of the Company’s assets, excluding intellectual property.

Interest on the outstanding loan balance accrued at a variable annual rate equal to the greater of (i) the lender’s prime rate plus 0.25% and (ii) 5.00%, and the Company was required to make interest-only payments on the loans on a monthly basis through August 2021. The interest rate was 5.00% at September 30, 2020. The outstanding borrowings were repaid in October 2020.

As part of the Loan Agreement, a success fee of $0.5 million was required in the event of a liquidation event, including an IPO. The success fee represented an embedded derivative which the Company bifurcated from the debt arrangement and carried at fair value. In September 2020, the Company completed its IPO and paid the success fee of $0.5 million.

6. Debt financing

On February 20, 2020, the Company entered into the Loan Agreement with PWB pursuant to which PWB made term loans to the Company in an aggregate principal amount of $10.0 million. Borrowings under the Loan Agreement are collateralized by substantially all of the Company’s assets, excluding intellectual property.

Interest on the outstanding loan balance will accrue at a variable annual rate equal to the greater of (i) PWB’s prime rate plus 0.25% and (ii) 5.00%. The Company is required to make interest-only payments on the loans on a monthly basis through February 2021. Upon receipt of at least $17.5 million of gross cash proceeds from the closing of the third tranche of the Series A Preferred Stock, interest-only payments will be extended until August 2021. Subsequent to the interest-only periods, the Company will be required to make equal monthly payments of principal plus interest until the loan matures in February 2024. The Company incurred fees associated with establishing the facility of $0.1 million. The Company has an option to prepay the loan in full without a fee. In the event of a specified liquidity event, including the proposed IPO, the Company will be required to pay a success fee of $0.5 million. The fair value of the success fee and the transaction fees created a debt discount, which will be amortized over the facility term. The Loan Agreement contains customary representations, warranties and covenants and also includes customary events of default, including payment defaults, breaches of covenants, change of control and occurrence of a material adverse effect. There are no financial covenants associated with the Loan Agreement.

The scheduled principal maturity of the amounts borrowed under the Loan Agreement is $2.8 million in 2021, $3.3 million in 2022, $3.3 million in 2023 and $0.6 million in 2024.